UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2005

Spatializer Audio Laboratories, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26460	95-4484725

(Commission File Number)	(IRS Employer Identification No.)

2625 Townsgate Road, Suite 330, Westlake Village, CA	91361

(Address of Principal Executive Offices)	(Zip Code)

408-453-4180

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Spatializer Reports Fiscal 2004 Financial Results — Page 2

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On March 23, 2005, the Registrant issued a press release announcing its operating results for the year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is hereby incorporated to this Item 9 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release

Spatializer Reports Fiscal 2004 Financial Results — Page 3

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.
By:	/s/ Henry R. Mandell
Henry R. Mandell, Chief Executive Officer

Date: March 28, 2005